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                                                                    EXHIBIT 25.2

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                    36-3800435
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)


2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                           60602
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                          Household International, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    36-3121988
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

2700 Sanders Road
Prospect Heights, Illinois                                  60070
(Address of principal executive offices)                    (Zip code)

                          ---------------------------


                     Guarantee of Trust Preferred Securities
                           Household Capital Trust VII
                       (Title of the indenture securities)

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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------------------
                       Name                                            Address
-------------------------------------------------------------------------------------------
        Office of Banks & Trust Companies of the State           500 E. Monroe Street
        of Illinois                                              Springfield, Illinois 62701-1532

        Federal Reserve Bank of Chicago                          230 S. LaSalle Street
                                                                 Chicago, Illinois 60603

        (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

        2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 2nd day of October, 2001.


                                          BNY Midwest Trust Company


                                          By: /s/  C. POTTER
                                             ----------------------------------
                                             Name:  C. POTTER
                                             Title: ASSISTANT VICE PRESIDENT


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                         OFFICE OF BANKS AND REAL ESTATE
                      BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                           BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                   SUITE 700
                            CHICAGO, ILLINOIS 60606


Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2001, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.


                  ASSETS                                                         THOUSANDS OF DOLLARS
                  ------                                                         --------------------
1.  Cash and Dues from Depository Institutions.......................                    3,274

2.  U.S. Treasury Securities.........................................                      -0-

3.  Obligations of States and Political Subdivisions.................                      -0-

4.  Other Bonds, Notes and Debentures................................                      -0-

5.  Corporate Stock..................................................                      -0-

6.  Trust Company Premises, Furniture, Fixtures and Other Assets
    Representing Trust Company Premises..............................                      226

7.  Leases and Lease Financing Receivables...........................                      -0-

8.  Accounts Receivable..............................................                    3,542

9.  Other Assets.....................................................

    (Itemize amounts greater than 15% of Line 9)

          Goodwill and Intangibles..................           90,321

                                                                                        90,392

10. TOTAL ASSETS.....................................................                   97,434


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                         OFFICE OF BANKS AND REAL ESTATE
                      BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                           BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                   SUITE 700
                            CHICAGO, ILLINOIS 60606





                  LIABILITIES                                                    THOUSANDS OF DOLLARS
                  -----------                                                    --------------------
11. Accounts Payable.................................................                     -0-

12. Taxes Payable....................................................                     -0-

13. Other Liabilities for Borrowed Money.............................                   25,425

14. Other Liabilities................................................

    (Itemize amounts greater than 15% of Line 14)

          Reserve for Taxes.........................            2,668
          Deferred Income...........................              879
          Accrued Expenses..........................              782

                                                                                         4,429

15. TOTAL LIABILITIES                                                                   29,863

                  EQUITY CAPITAL
                  --------------

16. Preferred Stock..................................................                     -0-

17. Common Stock.....................................................                    2,000

18. Surplus..........................................................                   62,130

19. Reserve for Operating Expenses...................................                     -0-

20. Retained Earnings (Loss).........................................                    3,441

21. TOTAL EQUITY CAPITAL.............................................                   67,571

22. TOTAL LIABILITIES AND EQUITY CAPITAL.............................                   97,434



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1.  Robert L. DePaola, Vice President
    ---------------------------------------------------------------------------
             (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.



                                             Robert L. DePaola
                                        ---------------------------
                              (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 27th day of April, 2001

My Commission expires May 15, 2001

                                            Joseph A. Giacobino, Notary Public

(Notary Seal)


Person to whom Supervisory Staff should direct questions concerning this report.

            Christine Anderson                          (212) 437-5521
--------------------------------------        ---------------------------------
                 Name                            Telephone Number (Extension)